                                                               EXHIBIT 10(b)(i)

                                     LEASE



         THIS LEASE AGREEMENT, made and entered into this 7th day of May, 1987, by and between R. F. PROPERTIES, LIMITED, hereinafter called "Lessor", and MEDICAL HIGH TECHNOLOGY INTERNATIONAL, INC. hereinafter called "Lessee".


                                  WITNESSETH:



         In consideration of the mutual covenants of the respective parties, as herein provided, and the strict, prompt, and punctual performance of each of the covenants by the Lessee on his part, agreed and covenanted to be performed, the Lessor agrees to lease to Lessee the property described below:

         A 40,000 square foot building on Lot 7 (4.33 acres) in the Rubin ICOT Center. Interior finishes to be built out in accordance with plans by David John Oertel, Architect, dated April 20, 1987 and revised April 25, 1987, attached hereto as Exhibit A.

         Lessor guarantees said building and other items covered by the plans and specifications against defective workmanship and/or materials for a period of one (1) year from the date of occupancy of said building, and Lessor does further agree, at its own cost and expense to repair or replace any items occasioned by defective workmanship and/or materials during said one (1) year period.

         Save and except for the aforesaid one (1) year guarantee against defective materials and/or workmanship, the Lessee shall from the beginning of the term of this lease have and hold the demised premises as they shall then be without any liability or obligation on the part of the Lessor for making any alterations, improvements, or repairs of any kind on or about said demised premises for the term of the within lease or any renewal thereof and the Lessee agrees to maintain the demised premises and all parts thereof in a good and sufficient state of repair.
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         Rental Period.  The term of this lease shall be for ten (10) years which term will commence on the 1st day of July, 1987, or when ready for occupancy, and shall continue until midnight on the 30th day of June, 1997.

         Rental. In the first year, Lessee shall pay as rent to the Lessor the sum of Two Hundred Twenty Thousand ($220,000.00) Dollars. Said rental shall be payable in regular monthly payments of Eighteen Thousand Three Hundred Thirty Three and 33/100 ($18,333.33) Dollars per month, payable the first day of each month in advance, commencing the first day of occupancy# .

         In addition to the monthly rent, Lessee agrees to pay all sales or use taxes required on the rental payments. It is hereby agreed that if any installment of rent or any other sum due from Lessee is not received by Lessor within seven (7) days after such amount shall be due, Lessee shall pay to Lessor a late charge equal to six (6) percent of such overdue amount. Rental payments shall be delinquent if not paid within seven (7) days of the date due.

         Rental for the years subsequent to the initial year of this lease shall over the preceding twelve month period, in the Consumer Price Index (United States - All Urban Consumers - All Items - 1967=100) published by the Bureau of Labor Statistics of the United States Department of Labor or comparable substitute if this becomes unavailable, provided, however, said percentage increase shall not be greater than ten (10%) percent for each year.





#Lessor agrees to a rent abatement of fifty percent (50%) for each month during the first year of this lease.
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         Security Deposit.  The Lessee has deposited with the Lessor the sum of
$30,000.00 as security for the full and faithful performance by the Lessee of all the terms, covenants and conditions of this lease. The security deposit shall be returned to the Lessee at the expiration of this lease less any sums required therefrom to enforce the terms of this lease. Lessor shall have the right to apply any part of the deposit to cure any default of the Lessee, and if the Lessor does so, Lessee shall upon demand deposit with Lessor the amount so applied to restore the security to the original sum deposited within five
(5) days after receipt of demand therefore.

         Use. The premises are leased to Lessee solely for the following use and no other use can be made of the premises during the term without written consent of the Lessor:

         Manufacturing, sales and service of electronic products for the medical field. No use considered hazardous by Lessor's insuror will be permitted.

         Lessee shall not use or occupy the demised premises or knowingly permit the demised premises to be used or occupied contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto or in any manner which would violate any certificate of occupancy affecting the same, or which would cause structural injury to the improvements or cause the value or usefulness of the demised premises or any part thereof substantially to deminish (reasonable wear and tear excepted) or which would constitute a public or private nuisance or waste, and Lessee agrees that it will, promptly upon discovery of any such use, take all necessary steps to compel the discontinuance of such use.

         Taxes and Assessments. Lessee covenants and agrees to pay and discharge before delinquency thereof and before penalties shall accrue thereon, all taxes and assessments on the premises, including improvements thereof, due and payable during the term of
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this lease and any renewals thereof, unless the same are being contested in good faith by Lessee, in which event Lessee must deposit the amount of taxes or bond same with the appropriate governmental taxing authority. In such event payment shall be made by Lessee promptly after all contested proceedings are completed; provided, however, that all taxes and assessments during the first and last years of the lease, as defined, shall be apportioned equitably between Lessor and Lessee commencing upon the date that the Certificate of Occupancy is issued. Then Lessor shall, upon that date, make all appropriate arrangements with the local taxing authorities to have all real estate tax and assessments bills payable by Lessee under this section sent directly to the Lessee at its address specified in accordance with the section relating to notices set forth herein.

         At the option of Lessor, Lessee shall pay to Lessor the known or estimated yearly real estate taxes and assessments levied or to be levied against the demised premises in monthly payments equal to one-twelfth (1/12) of the known or estimated yearly real estate taxes and assessments levied or to be levied against the demised premises. If the total monthly payments, as made under this paragraph, shall exceed the amounts of payments necessary for said taxes and assessments, such excess shall be credited on subsequent monthly payments of the same nature, but if the total of such monthly payments so made under this paragraph shall be insufficient to pay such taxes and assessments when due, then the Lessee shall pay to the Lessor such amount as may be necessary to make up the deficiency.

         If at any time during the term of this lease, under the laws of the state or any political subdivision thereof in which the demised premises are situated, a tax or excise on rents or other tax, however described, is levied or assessed by said state or political subdivision against the Lessor or the annual or monthly rent expressly reserved under this lease, the Lessee covenants to pay and discharge such tax or excise on rents or other tax but only to the extent of the amount thereof which is lawfully
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assessed or imposed upon the Lessor and which was so assessed or imposed as a direct result of the Lessor's ownership of the demised premises, or of this lease, or of the rentals accruing under this lease, it being the intention of the parties hereto that the rent to be paid hereunder shall be paid to the Lessor absolutely net without deduction of any nature whatsoever, foreseeable or unforeseeable, except as in this lease otherwise expressly provided. Nothing herein contained shall require the Lessee to pay any estate, inheritance, succession, capital, levy or transfer tax of the Lessor, or any income, excess profits tax of Lessor.

         Lessee covenants to furnish Lessor within thirty (30) days after the date upon which any such imposition is payable by the Lessee, as in this paragraph provided, official receipts of the appropriate taxing authority or other proof satisfactory to Lessor, evidencing the payment thereof.

         Utilities. Lessee shall pay or cause to be paid all charges for water, sewer, gas, electricity, light, heat, power, telephone or all other utility services used, rendered or supplied to or in connection with the premises during the term of this lease and any renewals thereof, commencing upon the issuance of the Certificate of Occupancy or conditional Certificate of Occupancy on the premises. If these charges are not paid when due and Lessor is required to pay same, they will be added to the subsequent month's rent and shall be collectible from Lessee in the same manner as rent. Lessor shall not be liable for damages to Lessee's business and/or inventory or for any other claim by Lessee resulting from an interruption in utility services if such damage or business interruption or inventory loss is not caused by the negligence of the Lessor or its agents or employees or any other individual under its direction. Lessee shall pay and hold the Lessor harmless from and on account of all claims for occupational license, personal property taxes or other obligations attributable to the operation of the Lessee's business on the premises.
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                                  Page 6 of 21




         Repairs. Save and except as is otherwise expressly provided herein, the Lessee covenants throughout the term of this lease and any renewal terms, at the Lessee's sole cost and expense, to take good care of the demised premises, including the building and improvements now or at any time erected thereon, the equipment, fixtures, motors and machinery thereof, and the sidewalks, curbs, roadways, parking areas and fences, if any, and to keep the same in good order and condition, and shall promptly at the Lessee's own cost and expense make all necessary repairs, interior and exterior, structural and non-structural. All such repairs made by the Lessee shall be equal in quality and class to the original work and the plans for such repairs shall be approved in writing by Lessor prior to commencement of the repairs. The Lessee shall keep and maintain all portions of the demised premises and the sidewalks adjoining the same in a clean and orderly condition, free of accumulation of dirt and rubbish. The Lessee shall maintain all landscaping, keeping same neat and properly trimmed and fertilized and agrees to pay for any assessment levied to property owners for common area maintenance and any charges for street lighting.

         Abandonment or Vacation of Premises. If the Lessee shall abandon or vacate said premises before the end of the term of this lease, the Lessor may, at his option, forthwith cancel this lease or it may enter said premises as the agent of the Lessee, by force or otherwise, without being liable in any way therefore, and relet the premises with or without any furniture or equipment that may be therein, as the agent of the Lessee, at such price and upon such terms and for such duration of time as the Lessor may determine, and receive the rent therefor, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Lessor over and above the expenses to Lessor in such re-letting, the said Lessee shall pay any deficiency, and if more than the full rent is realized Lessor will pay to said Lessee the excess on demand.
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                                  Page 7 of 21




         Indemnity-Liability Insurance. Lessee covenants and agrees to indemnify and save Lessor harmless from and against any and all claims for damages or injuries to good, wares, merchandise and property, and for any personal injury or loss of life in, upon, or about the demised premises.

         The Lessee covenants to provide on or before the commencement date of the term herein and keep in force during the term of this lease, a comprehensive liability policy of insurance, insuring the Lessor and Lessee against any liability whatsoever occasioned by accident on or about the demised premises or any appurtenances thereto. Such policy shall be written by an insurance company with a Best rating of A+ in the amount of One Million Dollars ($1,000,000.00) in respect of any one person, and in the amount of One Million Dollars ($1,000,000.00) in respect of any one accident and One Million Dollars ($1,000,000.00) for property damage. If during the term of this Lease the Lessor reasonably believes this coverage is inadequate, Lessor may require that the coverage be increased. The Lessee shall provide the Lessor with Certificates of such insurance coverage at the beginning of each year during the Lease term.

         Fire & Extended Coverage Insurance. Lessor shall obtain during the term of this Lease and any renewals thereof, fire and extended coverage insurance, insuring all the improvements in an amount which will insure the replacement value of the improvements and which is not less than the amount of any mortgages on the premises. Such fire and extended coverage insurance policies shall be in the name of the Lessor, Lessor's mortgagee, and Lessee as their respective interests may appear. The Lessee shall pay the cost of such insurance at the beginning of each lease year during the term of this lease.

         The Lessee shall comply with all safety engineering recommendations and requirements due to city, county, state or insurance company regulations that might affect the insurability in any manner of the Lessor or any Lessee in the premises.
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                                  Page 8 of 21




         The Lessee shall insure the contents of said building owned by Lessee, for the benefit of Lessee, against loss or damage by fire, windstorm or other casualties such amount as Lessee may desire and Lessee agrees that such policies shall contain a waiver of subrogation clause as to Lessor. The Lessee waives, releases and discharges Lessor from all claims or demand whatsoever which Lessee may have or acquire in the future, arising out of damage to or destruction of Lessee's contents occasioned by fire or extended coverage risk whether such claim or demand may arise because of the negligence of Lessor, its agents or employees, or otherwise, and Lessee agrees to look to insurance coverage only in the event of such loss.

         Intent of Parties. It being the intention and purpose of the respective parties hereto that this lease shall be a "Net Lease" to the Lessor, all cost or expense of whatever character or kind, general and special, ordinary and extraordinary, foreseen and unforeseen and of every kind and nature whatsoever that may be necessary in or about the operation of said demised premises, and the Lessee's authorized use thereof during the entire term of this Lease shall be paid by Lessee and all provisions of this Lease relating to expenses are to be construed in light of such intention and purpose to construe this lease as a "Net Lease."

         Observance of Laws and Ordinances. Lessee agrees to observe, comply with and execute promptly at its expense during the term hereof, all laws, rules, requirements, orders, directives, codes, ordinances and regulations of governmental authorities and agencies and of insurance carriers which relate to its use or occupancy of the demised premises. In addition the Lessee agrees to abide by all Restrictive Covenants (Exhibit "B") hereto attached.

         Lessee shall comply with all governmental and other laws, rules, regulations, codes or statutes, including but not limited to federal, state, county and municipal, as they relate to storage, use, and disposal of any substance, whether toxic or
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non-toxic, whether such substance is a natural substance.  In the event Lessee should violate any such laws, rules, regulations, codes or statutes, the same shall constitute a default under this lease. In addition to the remedies for default specified in this lease, Lessee shall indemnify and hold Lessor harmless from any and all damages, direct or indirect, which might be caused as a result of said default, whether said damages arise during the term of this tenancy or whether said damages arise after the termination hereof, and regardless of whether said lease is terminated voluntarily or involuntarily. Said indemnity shall include any and all costs incurred by Lessor, including any attorney's fees, in either enforcing this indemnity or defending claims resulting from Lessee's default hereunder.

         Lessor's Consent Required. The Lessee shall not assign this lease, nor sub-let the premises, or any part thereof nor use the same, or any part thereof, nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein, or additions thereto without the prior written consent of the Lessor. No such assignment or subleasing shall relieve the Lessee from any of the Lessee's obligations in this lease contained nor shall any assignment or transfer of this lease be effective unless the assignee or transferee shall, at the time of such assignment or transfer, assume in writing all the terms, covenants and conditions of this lease thereafter to be performed by the Lessee and shall agree in writing to be bound thereby. Lessee agrees to pay on behalf of Lessor any and all costs of Lessor, including reasonable attorney's fees, occasioned by such assignment or transfer. Lessor agrees that it will not unreasonably withhold its consent to such assignment or sublease, provided that the conditions set forth in this paragraph have been complied with by Lessee and provided further that Lessee be not in default in other terms and conditions of this lease, and provided Lessor reasonably believes the assignee is a financially responsible entity.
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                                 Page 10 of 21




         Lessor's Property. All permanent alterations, additions and improvements that have become a part of the realty and which have been or will be installed by either party upon the premises during the terms of the lease and which, in any manner, are affixed to the floors, walls or ceilings, shall become the property of the Lessor and at the termination of this lease shall be surrendered with the premises as a part thereof. However, at Lessor's option, Lessee shall removal all such alterations, additions, improvements and fixtures and the premises shall be restored to their original condition at Lessee's expense. Lessee may (if not in default hereunder) prior to the expiration of the lease (as the same may be renewed or extended) remove all non permanent fixtures and equipment which it has placed in premises, provided Lessee restores premises to the same condition it was in at the installation thereof.

         The said Lessee hereby pledges and assigns to the Lessor all the furniture, fixtures, goods and chattels of said Lessee, which shall or may be brought or put on said premises as security for the payment of the rent herein reserved, and the Lessee agrees that the said lien may be enforced by distress, foreclosure or otherwise at the election of the said Lessor, and does hereby agree to pay Lessor's attorney's fee incurred in enforcing this provision (including appellate fees, if any), together with all costs and charges therefore incurred or paid by the Lessor.

         Risk of Loss. All personal property placed or moved in the premises shall be at the risk of the Lessee or owner thereof. The Lessor shall not be responsible or liable to the Lessee for any loss or damage that may be occasioned by or through the act or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the premises hereby leased or any part of the building of which the leased premises are a part or for any loss or damage resulting to Lessee or its property from bursting, stopped up or leaking water, gas, sewer or steam pipes unless the same is due to the negligence of the Lessor.
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                                 Page 11 of 21




         Right of Entry. The Lessor, or any of his agents, shall have the right to enter said premises during all reasonable hours, to examine the same to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort or preservation thereof, or of said building, or to exhibit said premises, and to put or keep upon the doors or windows thereof a notice "FOR RENT" at any time within ninety (90) days before the expiration of this lease. The right of entry shall likewise exist for the purposes of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations or restrictive covenants of the Industrial Park within which the demised premises are located.

         Restoring Premises to Original Condition. Lessee hereby accepts the premises in the condition they are in at the beginning of the lease term and agrees to maintain said premises in the same condition, order and repair as they are in at the commencement of said term, and to return the premises to their original condition at the expiration of the term, excepting only reasonable wear and tear arising from the use thereof under this agreement.
The Lessee agrees to make good to said Lessor immediately upon demand, any damage to water apparatus or electric lights or any fixture, appliances or appurtenances of said premises, or of the walls, floor or roof of the building, caused by any act or neglect of Lessee or of any person or persons in the employ or under the control of the Lessee.

         Destruction by Fire. If the premises shall be partially damaged by fire or other casualty, the damages shall be repaired by and at the expense of the Lessor and the rent until such repairs are made shall be apportioned according to the part of the demised premises which is usable by the Lessee. Said repairs shall be made promptly except that no penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of the Lessor and/or Lessee and for reasonable delay on account of labor problems or any other cause beyond the Lessor's control. If
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                                 Page 12 of 21




the premises are totally damaged or rendered wholly untenable by fire or other casualty, rent shall abate until restoration or rebuilding and the Lessor shall promptly restore or rebuild the same on condition, however, that if at any time, during the last two (2) years of the term hereof, the demised premises are totally damaged or rendered wholly untenable by fire or other casualty, then Lessor shall have the right and option of terminating this lease as of the date of such casualty or cause within sixty (60) days thereafter by giving written notice to the Lessee and any rents or other payments shall be prorated as of the effective date of such termination and proportionately refunded to Lessee or paid to Lessor as the case may be.

         For the purpose of paying the cost of repairs, replacement or rebuilding, Lessor, its mortgagees (to the extent the mortgagees on the property so allow), and Lessee shall make available all net sums received by them under insurance policies covering such loss in reimbursement for work and materials actually incorporated in the premises.

         Eminent Domain. If the whole or any part of the premises hereby leased shall be taken by any public authority under power of eminent domain then the term of this lease shall cease on the part so taken from the day the possession of the part shall be acquired for any public purpose and the rent shall e paid up to that day and if such portion of the demised premises is so taken as to destroy the usefulness of the premises for the purpose for which the premises where leased, then from that day the Lessee shall have the right to either terminate this lease or to continue in possession of the remainder of the same under the terms herein provided, except that the rent shall be reduced in proportion to the amount of the premises taken. The parties agree that the Lessee shall not be entitled to any damage by reason of the taking of this leasehold.

         Bankruptcy-Insolvency. Lessee agrees that if the estate created hereby shall be taken upon execution, attachment, or any
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                                 Page 13 of 21




other process of law, or if Lessee makes any assignment of the Lessee's property for the benefit of creditors, or if Lessee shall file a voluntary petition in bankruptcy or apply for reorganization or any extension agreement with its creditors under the bankruptcy or other federal or state law now in force or hereafter enacted and any such execution, attachment, order, assignment, or action be not vacated or set aside within thirty (30) days thereafter, then Lessor may, if it so elects, upon ten (10) days written notice to Lessee, terminate this lease, or Lessor, at Lessor's option, shall have the right to pursue such other remedies as may be allowed at law or in equity against the Lessee and any and all other parties who may be liable.

         Subordination, Attornment and Estoppel Certificate

         (a) Subordination. This lease and the rights of the Lessee hereunder are hereby made subject and subordinate to all bona fide mortgages now or hereafter placed upon the said premises by the Lessor or any other owner, provided however that such mortgages will not cover the equipment and furniture or furnishings on the premises owned by the Lessee. This lease is also subject to and subordinate to all matters of record affecting the real property of which these premises are a part.

         (b) Attornment. If any mortgagee shall succeed to the interest of Lessor by reason of the exercise of its rights under such mortgage (or the acceptance of voluntary conveyance in lieu thereof) however caused, then such successor may, at its option, succeed to the interest of Lessor under this lease; and in such event, the Lessee shall thereupon attorn to such successor and become bound directly to such successor in interest to Lessor to perform and observe all the Lessee's obligations under this lease without the necessity of the execution of any further instrument.

         (c) Estoppel Certificate. Lessee shall at any time upon not less than ten (10) days' prior notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i)
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                                 Page 14 of 21




certifying that this lease and any modification is in full force and effect;
(ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed; and (iii) acknowledging the subordination and attornment provisions referred to above.

         Default. If Lessee defaults in the payment of rent or if Lessee defaults in the prompt performance of the terms, covenants, and conditions of this lease, Lessor shall give Lessee fifteen (15) days written notice to rectify any such defaults. After fifteen (15) days, if not corrected, Lessor may immediately enter on the leased premises and repossess the same as of its former estate, and expel Lessee and those claiming under Lessee, and remove their effects without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant. Such property may be moved and stored in a public warehouse or elsewhere at the cost and for the account of Lessee.
Should Lessor elect to re-enter as herein provided or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this lease or it may from time to time, without terminating this lease, make such alterations and repairs as may be necessary in order to relet the premises, and relet said premises or any part thereof for such term and at such rental and terms as Lessor may deem advisable; upon each such reletting all rentals received by Lessor from such reletting shall be applied first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by the Lessor and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from
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                                 Page 15 of 21




such reletting during any month be less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. No such re-entry or taking possession of said premises by Lessor shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Lessee. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this lease for such previous breach. Should Lessor at any time terminate this lease for any breach, in addition to any other remedies it may have, it may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the leased premises, reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the leased premises for the remainder of the stated term. In case suit shall be brought for recovery of possession of the leased premises, for the recovery of rent or any other amount due under the provisions of this lease, or because of the breach of any other covenants herein contained on the part of Lessee to be kept or performed, and a breach shall be established, Lessee shall pay to Lessor all expenses Lessor incurred therefor, including a reasonable attorney's fee for trial and appellate legal services.

         The specified remedies to which the Lessor may resort under the terms of this lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Lessor may be lawfully entitled in case of any breach or threatened breach by the Lessee of any provision of this lease. The failure of the Lessor to insist in any one or more cases upon the strict performance of any of the covenants of this lease or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of such covenant or option. A receipt by the Lessor of rent with knowledge of the breach of any covenant hereof (other than the payment of rent) shall not be deemed a waiver of such breach and no waiver by the Lessor of any provisions in this lease shall be deemed to have been made unless expressed in writing and signed by the Lessor. In addition to the other remedies in this lease provided, the Lessor shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation of the covenants, conditions or provisions of this lease.

         Notice. All notices, demand, and communications hereunder to the Lessee or the Lessor shall be served or given by U. S. Mail (registered), and if intended for the Lessor, the same shall be addressed to the Lessor at the following address: 5590 Ulmerton Road, Clearwater, FL 33520; and if intended for the Lessee, the same shall be addressed to the Lessee at the following address: 14155 - 58th Street North, Clearwater, FL 33520, or to such other addresses are hereinafter designated by either party, or their successors in interest, by notice in writing, sent by U. S. Registered Mail to such designated addresses. Any such notice shall be effective as of the date stamped by the post office once the envelope is received by addressee.

         Indemnity. The Lessee agrees to indemnify and save harmless the Lessor against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from the conduct or management of or from any work or thing whatsoever done in or about the demised premises, and will further indemnify and save the Lessor harmless against and from any and all claims arising during the initial term of this lease or any renewal term from any condition of the building or the demised premises or any street, curb or sidewalk adjoining the demised premises, or of any passageways or spaces therein or appurtenant thereto or arising from any breach or default on the part of the Lessee in the performance of any covenant or agreement on the part of the Lessee to be performed, pursuant to the terms of this lease, or arising from any act of negligence of the

Lessee, or its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation occurring during the initial term of this lease or any renewal thereof, in or about the demised premises, or upon or under the sidewalks and the land adjacent thereto, and from and against all costs, reasonable attorney's fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against the Lessor by reason of any such claim, the Lessee upon notice from the Lessor covenants to resist or defend such action or proceeding by counsel reasonably satisfactory to Lessor.

         Control. It is covenanted between the Lessor and Lessee that the Lessee shall have full, complete and exclusive control and possession of the leased premises, and that, therefore, the Lessee shall be exclusively responsible and liable to any third parties by reason of any damage or personal injury of any kind, whether occasioned by any breach or default caused by the Lessee.

         Applicable Law. The laws of the State of Florida shall govern the validity, performance and enforcement of this lease. The invalidity or unenforceability of any provision of the lease will not affect or impair any other provision.

         Gender. Wherever used, "Lessor" and "Lessee" shall be deemed to include the heirs, personal representatives, successors, sublessees, assigns and purchasers of substantially all of the assets of said parties unless the context excludes such construction. The Lessor's obligations shall bind it only with respect to breaches occurring during the ownership.

         Separability. Each and every covenant and agreement contained in this lease shall for all purposes be construed to be a separate and independent covenant and agreement, and the breach of any covenant or agreement contained herein by either party shall in no way or manner discharge or relieve the other party from its obligation to perform each and every covenant and agreement herein.

         No Liens Created by Lessee. Lessee shall not allow the estate of Lessor in the leased premises to become subject to any lien, charge or encumbrance whatsoever. The Lessee shall not suffer or permit any mechanics' liens to be filed against the demised premises or any part thereof by reason of work, labor, services or materials supplied or claims to have been supplied to the Lessee or anyone holding the demised premises or any part thereof through or under the Lessee. If any such mechanics' lien shall at any time be filed against the demised premises, the Lessee shall cause the same to be discharged of record within thirty (30) days after the date of filing the same. If the Lessee shall fail to discharge such mechanic's lien within such period, then in addition to any other right or remedy of the Lessor, the Lessor may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or by giving security or in such other manner as is, or may be, prescribed by law. Any amount paid by the Lessor for any of the aforesaid purposes, and all reasonable counsel fees, in or about procuring the discharges of such lien, with all necessary disbursements in connection therewith, with interest thereon at the prevailing prime rate as published by Citibank plus two (2) points from the date of payment, shall be repaid by the Lessee to the Lessor on demand, and if unpaid may be treated as additional rent. Nothing herein contained shall imply any consent or agreement on the part of the Lessor to subject the Lessor's estate to liability under any mechanics' lien law.

         Miscellaneous.

         A. Lessee shall, at his own cost, make such improvements on the premises and perform such acts and do such things as shall be lawfully required by any public body having jurisdiction over said property, in order to comply with sanitary requirements, fire hazard requirements, and other similar requirements designated to protect the public.

         B. The Lessor shall have the unrestricted right of assigning this lease at any time, and in the event of such assignment, the Lessor shall be relieved of all liabilities hereunder.

         C. It is understood and agreed between the parties hereto that time is of the essence of this contract and this applies to all terms and conditions contained herein.

         D. The Lessee agrees at any time and from time to time upon not less than fifteen (15) days prior written request by the Lessor to execute, acknowledge and deliver to Lessor a statement in writing certifying that this lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), and the dates to which the basic rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the fee or mortgagee or assignee of any mortgage upon the fee of the demised premises.

         Option to Purchase: Lessor grants to Lessee an option to purchase the property described in Exhibit "A" with the improvements constructed thereon for a price, payable in cash, as described below. The closing date will be at the end of the fifth year of occupancy. Should it become necessary to adjust the purchase closing date to coincide with the Lessor's loan expiration date, Lessor has the option to adjust the closing date of the sale to a date either 120 days prior to or subsequent to the end of the fifth year of occupancy. The conveyance from Lessor to Lessee will be by General Warranty Deed containing full covenants of warranty. Lessor will provide the Lessee, at Lessor's expense, title insurance on said property subject to easements, restrictions and reservations of record then in existence. Lessor will be responsible for the costs of State documentary stamps and surtax to be affixed to the Warranty Deed.

Lessee will be responsible for the costs of recording the Warranty Deed and any costs relating to financial arrangements for the purchase. Lessee must notify Lessor of its intent to exercise the option to purchase by providing said notice in writing no later than nine (9) months prior to the end of the fifth year of occupancy.

         Closing at end of Year                    Option Price
         ----------------------                    ------------
                   5                               $2,300,000.00

IN WITNESS WHEREOF, the parties have signed the aforegoing lease the day and year first mentioned. Signed in the presence of:

                                          Lessor:  R. F. Properties, Limited a
                                                   Florida limited partnership
                                              By:  Leslie A. Rubin Limited,
/s/ Robert P. McLoone                              General Partner
-------------------------------


/s/ Rosalie M. White                          By:  /s/ Leslie A. Rubin,
-------------------------------                    -----------------------------
As to Lessor                                       Leslie A. Rubin, General
                                                   Partner


                                          Lessee:  MEDICAL HIGH TECHNOLOGY
/s/ Beth A. Brunt                                  INTERNATIONAL, INC.
-------------------------------


/s/ Charlene A. Burnes                        By:  /s/ Jerome P. Shields
-------------------------------                    -----------------------------
As to Lessee                                       Jerome P. Shields, President


/s/ Beth A. Brunt                             By:  /s/ Ronald D. Brewer
-------------------------------                    -----------------------------
                                                   Ronald D. Brewer,
                                                   Vice President


/s/ Charlene Burnes
-------------------------------
As to Lessee


/s/ Beth A. Brunt                             By:  /s/ James Nelson Marsh
-------------------------------                    -----------------------------
                                                   James Nelson Marsh,
                                                   Vice President

/s/ Charlene Burnes
-------------------------------
As to Lessee

                                    21 of 21




         Guaranty: The Lessee as well as Jerome P. Shields, Ronald D. Brewer, and James Nelson March, as individuals, hereby unconditionally guarantee the payment and performance of all obligations of Lessee pursuant to this lease.

         The liability of the Guarantors under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon pursuit by Lessor, of any remedies it may have against the Lessee, its successors and assigns, with respect to said lease, whether pursuant to the terms thereof or by law.

         The Guarantors agree that in the event this Guaranty shall be enforced by suit or otherwise, the Guarantors will reimburse Lessor, upon demand, for all expenses incurred in connection therewith, including without limitation, attorney's fees incurred by Lessor.


                                       GUARANTOR:  JEROME P. SHIELDS


/s/ Beth A. Brunt
-------------------------------

                                              By:  /s/ Jerome P. Shields
                                                   -----------------------------

/s/ Charlene Burnes
-------------------------------
As to Guarantor


                                       GUARANTOR:  RONALD D. BREWER


/s/ Beth A. Brunt
-------------------------------

                                              By:  /s/ Ronald D. Brewer
                                                   -----------------------------

/s/ Charlene Burnes
-------------------------------
As to Guarantor


                                       GUARANTOR:  JAMES NELSON MARSH


/s/ Beth A. Brunt
-------------------------------

                                              By:  /s/ James Nelson Marsh
                                                   -----------------------------

/s/ Charlene Burnes
-------------------------------
As to Guarantor

                       [FIRST CHICAGO BANK LETTERHEAD]


                                             November 17, 1988


Mr. Michael C. Rausch
The Adwell Corporation
P. O. Box 1107
Jacksonville, IL 62651

Dear Mike:

Re:      Cummings/Bergquist Trusts # 3540 to 3544 inclusive

In connection with the insurance coverages carried by the tenants of the Florida properties, we are still in need of the following:

         REO 90093-006 - 8810 Enterprise Blvd., Largo, Fla.
         Tenant:  United Parcel Service, Inc.
         1.  Workers' Compensation Insurance
         2.  Auto/Truck Liability Insurance

         REO 90095-001 - 5733 Myerlake Circle, Clearwater, Fla.
         Tenant:  Tadiran Electronic Industries, Inc.
         1.  Workers' Compensation Insurance

         REO 90096-009 - 14044 Icot Blvd., Clearwater, Fla.
         Tenant:  Consulting Engineering Associates, Inc.
         1.  Workers' Compensation Insurance

         REO 90097-007 - 14155 58th St. North, Clearwater, Fla.
         Tenant:  Medical High Technology Internatl., Inc.
         1.  Comprehensive General Liability Insurance
         2.  Workers' Compensation Insurance

Please contact the tenants again and request that certificates of insurance be issued. In regards to the comprehensive general liability insurance coverages, the following should be shown as additional insureds: John R. Grimes, individually, and The First National Bank of Chicago, not individually but solely as Trustee under Trust Numbers 3540 to 3544 inclusive, and all beneficiaries and agents thereunder.

Thank you for your cooperation in this matter.

                                             Very truly yours,


                                             /s/ Bonnie J. Wayne
                                             ----------------------
                                             Bonnie J. Wayne
                                             Real Estate Management
                                             (312) 732-6869

                 [RUBIN DEVELOPMENT CORPORATION LETTERHEAD]


April 22, 1988



Mr. Jerome P. Shields, President
MEDICAL HIGH TECHNOLOGY, INC.
14155 - 58th Street North
Clearwater, Florida 34620

RE:  Building Sale

Dear Mr. Shields:

On April 21, 1988, we completed a transaction where your building was sold to an investment group. The new owners, management agent and address is as follows:

         Trust of First National Bank of Chicago, As Trustee
         Michael C. Rausch, Local Managing Agent
         P.O. Box 3488
         Clearwater Beach, Florida 34630-8488
         (813) 443-2400

Within the next few days, you should receive a letter from Mr. Rausch covering other specific items. In the meantime, please forward your rental checks to the above address. Make checks payable to Michael C. Rausch - Agent.

We thank you for your cooperation in this matter.

Very truly yours,

RUBIN DEVELOPMENT CORPORATION


/s/ Leslie A. Rubin
-------------------
Leslie A. Rubin
President

LAR:iwd